Exhibit  32

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Internet Business International, Inc. (the "Company") on Form 10QSB for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350),  that  to  his  knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November  12,  2003
/s/Albert  Reda
Albert  R.  Reda
Chief Executive Officer and Principal Financial Officer


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